Exhibit 99.1

China HGS Reports Full Year Financial Results for the Fiscal Year 2017

HANZHONG, CHINA – January 3, 2018 – China HGS Real Estate Inc. (NASDAQ: HGSH) (“China HGS” or the “Company”), a leading regional real estate developer headquartered in Hanzhong City, Shaanxi Province, China, today filed its Annual Report on Form 10-K for the fiscal year 2017 ended September 30, 2017 with the U.S. Securities and Exchange Commission. An electronic copy of the Annual Report on Form 10-K can be accessed on the SEC's website at www.sec.gov.

Highlights for the Fiscal 2017

●	Total revenues for the fiscal 2017 were approximately $58.7 million, an increase of approximately 45% from approximately $40.6 million in fiscal 2016.

●	For the Company’s long-term real estate development projects, the related revenue recognized from percentage of completion method was approximately $13.4 million, which accounted for 23% of total revenue in fiscal 2017 and decreased 47% from the revenue recognized from percentage completion method in fiscal 2016.

●	Net income for the fiscal 2017 totaled approximately $6.3 million, an increase of approximately 26% from the net income of approximately $5.0 million in fiscal 2016.

●	Basic and diluted net earnings per share (“EPS”) attributable to shareholders for the fiscal 2017 were $0.14, compared to $0.11 for the fiscal 2016.

Safe Harbor Statement

This press release contains forward-looking statements, which are subject to change. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All "forward-looking statements" relating to the business of China HGS Real Estate Inc., which can be identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties which could cause actual results to differ. These factors include but are not limited to: the uncertain market for the Company's business, macroeconomic, technological, regulatory, or other factors affecting the profitability of real estate business; and other risks related to the Company's business and risks related to operating in China. Please refer to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2016, for specific details on risk factors. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. The Company's actual results could differ materially from those contained in the forward-looking statements. The Company undertakes no obligation to revise or update its forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

About China HGS Real Estate, Inc.

China HGS Real Estate, Inc. (NASDAQ: HGSH), founded in 1995 and headquartered in Hanzhong City, Shaanxi Province, is a leading real estate developer in the region and holds the national grade I real estate qualification. The Company focuses on the development of high-rise, sub-high-rise residential buildings and multi-building apartment complexes in China's Tier 3 and Tier 4 cities and counties with rapidly growing populations driven by increased urbanization. The Company provides affordable housing with popular and modern designs to meet the needs of multiple buyer groups. The Company’s development activity spans a range of services, including land acquisition, project planning, design management, construction management, sales and marketing, and property management. For further information about China HGS, please go to www.chinahgs.com.

Company contact:

Randy Xiong, President of Capital Market
China Phone: (86) 091-62622612

Email: randy.xiong@chinahgs.com

CHINA HGS REAL ESTATE INC.

CONSOLIDATED BALANCE SHEETS

	September 30	September 30
	2017	2016
ASSETS
Current assets:
Cash	$3,431,997	$6,401,237
Restricted cash	1,284,607	1,493,537
Cost and earnings in excess of billings	12,673,349	11,891,230
Real estate property development completed	79,233,948	113,185,929
Real estate property under development	87,126,402	-
Other current assets	1,529,698	2,722,036
Total current assets	185,280,001	135,693,969
Property, plant and equipment, net	825,833	792,650
Real estate property development completed, net of current portion	1,386,552	1,657,055
Security deposits	8,564,517	7,940,137
Real estate property under development, net of current portion	180,667,276	207,384,015
Due from local government for real estate property development completed	2,928,410	2,920,990
Total Assets	$379,652,589	$356,388,816
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Other loans	$28,545,233	$6,125,753
Accounts payable	24,047,980	30,574,497
Other payables	3,897,093	5,200,807
Construction deposits	1,966,115	1,911,158
Billings in excess of cost and earnings	4,247,477	2,110,808
Customer deposits	24,613,864	16,790,208
Shareholders loans	2,304,632	2,709,523
Accrued expenses	3,158,432	3,205,099
Taxes payable	17,259,202	15,843,815
Total current liabilities	110,040,028	84,471,668
Deferred tax liabilities	170,950	5,107,887
Tax payable –long term	5,120,862	-
Customer deposits, net of current portion	2,314,641	10,687,272
Other loans, less current portion	98,797,447	99,843,228
Construction deposits, net of current portion	1,319,295	1,329,820
Total liabilities	217,763,223	201,439,875

Commitments and Contingencies

Stockholders' equity
Common stock, $0.001 par value, 100,000,000 shares authorized, 45,050,000 shares issued and outstanding September 30, 2017 and 2016	45,050	45,050
Additional paid-in capital	129,853,172	129,793,572
Statutory surplus	9,142,899	8,495,631
Retained earnings	26,343,030	20,661,184
Accumulated other comprehensive loss	(3,494,785)	(4,046,496)

Total stockholders' equity	161,889,366	154,948,941

Total Liabilities and Stockholders' Equity	$379,652,589	$356,388,816

CHINA HGS REAL ESTATE INC.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (LOSS)

FOR THE YEARS ENDED SEPTEMBER 30,

	2017	2016
Real estate sales	$58,671,424	$40,576,717
Less: Sales tax	1,215,960	2,102,616
Net real estate sales	57,455,464	38,474,101
Cost of real estate sales	45,590,345	28,670,778
Gross profit	11,865,119	9,803,323
Operating expenses
Selling and distribution expenses	568,081	1,118,282
General and administrative expenses	3,177,649	2,466,717
Total operating expenses	3,745,730	3,584,999
Operating income	8,119,389	6,218,324
Interest expense - net	(497,798)	(225,155)
Other income - net	2,222	459
Income before income taxes	7,623,813	5,993,628
Provision for income taxes	1,294,699	974,688
Net income	6,329,114	5,018,940
Other comprehensive income (loss)
Foreign currency translation adjustment	551,711	(7,604,743)
Comprehensive income (loss)	$6,880,825	$(2,585,803)
Basic and diluted income per common share
Basic	$0.14	$0.11
Diluted	$0.14	$0.11
Weighted average common shares outstanding
Basic	45,050,000	45,050,000
Diluted	45,050,000	45,050,000

CHINA HGS REAL ESTATE INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

FOR THE YEARS ENDED SEPTEMBER 30, 2017 AND 2016

	Common Stock		Additional	Statutory	Retained	Accumulated Other Comprehensive
	Shares	Amount	Paid-in Capital	Surplus	Earnings	Income (Loss)	Total
Balance at September 30, 2015	45,050,000	$45,050	$17,764,316	$16,439,333	$119,668,198	$3,558,247	$157,475,144
Stock-based Compensation	-	-	59,600	-	-	-	59,600
Appropriation of statutory reserve	-	-	-	516,314	(516,314)	-	-
Net income for the year	-	-	-	-	5,018,940	-	5,018,940
Recapitalization of VIE (“Guangsha”) equity*	-	-	111,969,656	(8,460,016)	(103,509,640)	-	-
Foreign currency translation adjustments	-	-				(7,604,743)	(7,604,743)
Balance at September 30, 2016	45,050,000	$45,050	$129,793,572	$8,495,631	$20,661,184	$(4,046,496)	$154,948,941
Stock-based Compensation	-	-	59,600	-	-	-	59,600
Appropriation of statutory reserve	-	-	-	647,268	(647,268)	-	-
Net income for the year	-	-	-	-	6,329,114	-	6,329,114
Foreign currency translation adjustments	-	-	-	-	-	551,711	551,711
Balance at September 30, 2017	45,050,000	$45,050	$129,853,172	$9,142,899	$26,343,030	$(3,494,785)	$161,889,366

CHINA HGS REAL ESTATE INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED SEPTEMBER 30,

	2017	2016
Cash flows from operating activities
Net income	$6,329,114	$5,018,940
Adjustments to reconcile net income to net cash used in operating activities:
Deferred tax provision	167,007	631,099
Depreciation	67,074	74,723
Stock based compensation	59,600	59,600
Changes in assets and liabilities:
Restricted cash	207,817	144,112
Advances to vendors	-	(60,480)
Security deposits	(590,274)	(5,045,816)
Cost and earnings in excess of billings	(734,569)	(634,893)
Real estate property development completed	33,718,033	(41,816,677)
Real estate property under development	(58,501,531)	(18,287,677)
Other current assets	1,171,589	(2,496,811)
Accounts payable	(6,451,836)	(9,166,316)
Other payables	(1,286,545)	(7,024,872)
Billings in excess of cost and earnings	2,082,143	(1,070,814)
Customer deposits	(604,497)	3,112,121
Construction deposits	35,365	456,014
Accrued expenses	(50,932)	(1,468,888)
Taxes payable	1,343,421	772,684
Net cash used in operating activities	(23,039,021)	(76,803,951)

Cash flow from investing activities
Purchases of fixed assets	(97,524)	(125,023)
Net cash used in investing activities	(97,524)	(125,023)

Cash flow from financing activities
Proceeds from other loans	26,657,111	93,658,620
Repayment of other loans	(6,039,415)	(6,286,930)
Repayment of bank loan	-	(6,123,137)
Proceeds from shareholder loan	8,444,575	3,236,078
Repayment of shareholder loan	(8,842,359)	(2,317,607)
Net cash provided by financing activities	20,219,912	82,167,024
Effect of changes of foreign exchange rate on cash	(52,607)	(170,732)
Net (decrease) increase in cash	(2,969,240)	5,067,318
Cash, beginning of year	6,401,237	1,333,919
Cash, end of year	$3,431,997	$6,401,237
Supplemental disclosures of cash flow information:
Interest paid	$5,756,560	$5,102,735
Income taxes paid	$721,177	$424,970
Non-cash financing activities:
Recapitalization of VIE (“Guangsha”)	$-	$111,969,656
Reclassification of deferred tax liability to income tax payable	$5,120,862